UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 4)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 4, 2013, LMI Aerospace, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the completion of its acquisition (the “Acquisition”) of all of the outstanding equity interests of Valent Aerostructures, LLC (“Valent”). On January 16, 2013, the Company filed Amendment No. 1 to the Original Report to file the required restated consolidated financial statements of Valent that were permitted to be filed by amendment to the Original Report. On February 7, 2013, the Company filed Amendment No. 2 to the Original Report (“Form 8-K Amendment No. 2”) to file Amendment No. 1 to the credit agreement and other loan documents entered into in connection with the Acquisition among the Company, certain subsidiaries of the Company as guarantors, the lenders party thereto, Royal Bank of Canada, as Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent (originally and as amended by Amendment No. 1, the “Credit Agreement”) and to amend the disclosure related thereto. On March 11, 2013, the Company filed Amendment No. 3 to the Original Report solely to file the required unaudited pro forma condensed combined financial statements that were permitted to be filed by amendment to the Original Report.

The Company is filing this Amendment No. 4 to the Original Report (this “Form 8-K Amendment No. 4”) to file an Amendment No. 2 to the Credit Agreement and to amend and supplement the disclosure relating thereto.

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment No. 2 to Credit Agreement

On August 21, 2013, the Company entered into Amendment No. 2 to the Credit Agreement, which, among other things, modified the interest coverage ratio and the total leverage ratio.

A copy of Amendment No. 2 to the Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  Reference is made to Item 1.01 of the Original Report and Item 1.01 of Form 8-K Amendment No. 2 for a more complete understanding of the Credit Agreement.  The foregoing description of Amendment No. 2 to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 to the Credit Agreement.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 21, 2013, the Company entered into Amendment No. 2 to the Credit Agreement.  Reference is made to Item 1.01 of the Original Report, Item 1.01 of Form 8-K Amendment No. 2 and Item 1.01 of this Form 8-K Amendment No. 4 for a complete summary of the Credit Agreement, which disclosure is incorporated hereto by such reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2013

LMI AEROSPACE, INC.

	By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment No. 2 dated as of August 21, 2013, to Credit Agreement and Other Loan Documents dated as of December 28, 2012, as amended as of February 5, 2013, among the Company, certain subsidiaries of the Company, the lenders party thereto, Royal Bank of Canada, as Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent